Exhibit 3.1


                                                           Document Number
                                                           20070216571-31
                                                           --------------------
                                                           Filing Date and Time
                                                           03/28/2007 4:00 PM
                                                           --------------------
                                                           Entity Number
                                                           E0221172007-7
                                                           --------------------
                                                           Filed in the
                                                           office of
                                                           /s/ Ross Miller
                                                           Ross Miller
                                                           Secretary of State

-------------------------------------------------------------------------------

              ROSS MILLER
              Secretary of State
/State Seal/  101 North Carson Street, Suite 3
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------


1. Name of Corporation:          Basic Services, Inc.
   --------------------

2. Resident Agent Name and       Mark DeStefano
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       500 N. Rainbow, Suite 300          Las Vegas
   -------------------------     --------------------------------------------
                                 Street Address                      City

                                 NEVADA   89107
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares 70,000,000 Common
   (number of shares             with par value:   5,000,000 Preferred
   corporation                                    ----------
   authorized to issue)
   --------------------          Par Value per share:  $0.001
                                                       ------
                                 Number of shares
                                 without par value:   None.
                                                    --------

4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
                                 1. Mark DeStefano
                                    -----------------------------------------
                                    Name

                                    500 N. Rainbow, Suite 300
                                    -----------------------------------------
                                    Street Address

                                    Las Vegas            NV       89107
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)            Any lawful purpose.
    -----------------            --------------------------------------------

6. Names, Address                Eaton Laboratories, Inc.    /s/ T. J. Jesky
   and Signature of              ------------------------    Its Pres/CEO
   Incorporator:                 Name                        ----------------
   (attach additional page                                   Signature
   if there is more than 1       500 N. Rainbow, Suite 300
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 Las Vegas              NV         89107
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ Mark DeStefano                  3/28/2007
   ---------------               ----------------------------------- ----------
                                 Authorized Signature of R.A. or     Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.

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